UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant	[ ]

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[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to Section 240.14a-12

DESTINY MEDIA TECHNOLOGIES INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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DESTINY MEDIA TECHNOLOGIES INC.

NOTICE OF 2022 ANNUAL GENERAL MEETING OF STOCKHOLDERS

TO BE HELD ON

FEBRUARY 18, 2022

To the Company's Stockholders:

Notice is hereby given that the 2022 Annual General Meeting (the "Meeting") of the stockholders of Destiny Media Technologies Inc., a Nevada corporation (the "Company"), will be held at Miller Thomson 725 Granville Street, Suite 400, Vancouver, BC V7Y 1G5 Canada, on Friday, February 18, 2022, commencing at 10:00 a.m. (Pacific Standard Time), for the following purposes:

1. To elect four members of the Company's Board of Directors, each to hold office until the next annual meeting of stockholders or until their respective successors have been elected or qualified. The Board of Directors recommends that stockholders vote "FOR" each of the nominees.

2. To ratify the appointment of Davidson & Company LLP as the Company's independent registered public accounting firm for the fiscal year ending August 31, 2022. The Board of Directors recommends that the stockholders vote "FOR" this proposal.

3. To ratify the 2022 Stock Option Plan. The Board of Directors recommends that the stockholders vote "FOR" this proposal.

The Board of Directors has fixed the close of business on December 29, 2021 at 5:00 p.m. (Pacific Standard Time) as the record date for the Meeting. Only stockholders of record at such time, are entitled to notice of, and to vote at, the Meeting. A list of the stockholders of record entitled to vote will be available at the Meeting and for 10 days prior to the Meeting, for any purpose germane to the Meeting, between the hours of 9:00 a.m. and 5:00 p.m. (Vancouver Time) at the Company's principal office located at 1110 - 885 W Georgia Street, Vancouver, British Columbia V6C 3E8.

Stockholders unable to attend the meeting in person are requested to read the enclosed proxy statement and proxy and then complete and deposit the proxy in accordance with its instructions. Unregistered stockholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the proxy to them.

BY ORDER OF THE BOARD OF DIRECTORS OF

DESTINY MEDIA TECHNOLOGIES INC.

/s/Frederick Vandenberg

Frederick Vandenberg

Chief Executive Officer and President

Vancouver, British Columbia

January 7, 2022

IMPORTANT

Your vote is important. Whether or not you expect to attend in person, the Company urges you to sign, date, and return the enclosed proxy at your earliest convenience. This will help to ensure the presence of a quorum at the Meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE DESTINY MEDIA TECHNOLOGIES INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION.  Sending in your proxy will not prevent you from voting your stock at the Meeting if you desire to do so, as your proxy is revocable at your option.

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DESTINY MEDIA TECHNOLOGIES INC.

1110 - 885 W Georgia St

Vancouver, BC V6C 3E8

PROXY STATEMENT

FOR THE 2022 ANNUAL GENERAL MEETING OF THE STOCKHOLDERS

TO BE HELD ON FEBRUARY 18, 2022

This proxy statement (this "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of Destiny Media Technologies Inc. ("we", "us", "our" and the "Company") for use at the 2022 Annual General Meeting of the stockholders of the Company (the "Meeting") to be held on Friday, February 18, 2022 at 10:00 a.m. (Pacific Standard Time) at Miller Thomson 725 Granville Street, Suite 400, Vancouver, BC V7Y 1G5 Canada, and at any adjournment or postponement thereof, for the purposes set forth in the preceding Notice of Annual General Meeting.

This Proxy Statement, the Notice of Annual General Meeting and the enclosed Form of Proxy are expected to be mailed to the Company's stockholders on or about January 7, 2022.

The Company does not expect that any matters other than those referred to in this Proxy Statement and the Notice of Annual General Meeting will be brought before the Meeting.  However, if other matters are properly presented before the Meeting, the persons named as proxy appointees will vote upon such matters in accordance with their best judgment. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on February 18, 2022.  This Proxy Statement to the stockholders is available at the Company's principal office located at 1110 - 885 W Georgia Street, Vancouver, British Columbia V6C 3E8.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you are a stockholder of record as at the close of business on December 29, 2021 (the "Record Date"), and you are entitled to vote at this Meeting.  This Proxy Statement describes issues on which the Company would like you, as a stockholder, to vote.  It provides information on these issues so that you can make an informed decision.  You do not need to attend the Meeting to vote your shares.

When you sign the proxy card you appoint Frederick Vandenberg, Chief Executive Officer, President and Corporate Secretary of the Company, as your representative at the Meeting. As your representative, he will vote your shares at the Meeting (or any adjournments or postponements) as you have instructed him  on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Meeting, just in case your plans change.

If an issue comes up for vote at the Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, at his discretion, subject to any limitations imposed by law.

Who is soliciting my vote?

The Board of Directors of the Company is soliciting your proxy to vote at the Meeting.

Who pays for this proxy solicitation?

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares in their names that are beneficially owned by others to forward to these beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the shares at the Company's discretion. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by the Company's directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Who is entitled to attend and vote at the Meeting?

Only stockholders of the Company of record at the close of business on December 29, 2021 (the "Record Date"), will be entitled to vote at the Meeting.  Stockholders entitled to vote may do so by voting those shares at the Meeting or by proxy.

What matters am I voting on?

You are being asked to vote on the following matters:

1. Proposal 1 - To elect four members of the Company's Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected or qualified.

2.  Proposal 2 - To ratify the appointment of Davidson & Company as the Company's independent registered public accounting firm for the fiscal year ending August 31, 2022.

3. Proposal 3 -  To ratify the Company's 2022 Stock Option Plan.

The Company will also consider any other business that properly comes before the Meeting.

How do I vote?

You have several voting options. You may vote:

- by signing your proxy card and mailing it to the address on the proxy card;

- by voting via internet by visiting www.ProxyVote.com;

- voting via phone by calling 1-800-579-1639; or

- by attending the Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

What if I share an address with another person and we received only one copy of the proxy materials?

The Company will only deliver one Proxy Statement to multiple stockholders sharing an address unless it has received contrary instructions from one or more of the stockholders. The Company will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

Destiny Media Technologies Inc.

Attention: Frederick Vandenberg, Corporate Secretary

1110 - 885 W Georgia St, Vancouver, BC V6C 3E8

Stockholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting us at the address listed above.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting.  You may do this by:

(a) executing and delivering a written notice of revocation of proxy to the office of the Company at any time before the taking of the vote at the Meeting;

(b) executing and delivering a later-dated proxy relating to the same shares to the office of the Company at any time before taking of the vote at the Meeting;

(c) voting via internet by visiting www.ProxyVote.com or voting via phone by calling 1-800-579-1639 and follow the instructions on the proxy card and have the proxy card available when you access the internet website or place your telephone call prior to 11:59 p.m. Eastern Time on February 17, 2022; or

(d) attending the Meeting in person and:

(i) giving affirmative notice at the Meeting of your intent to revoke their proxy; and

(ii) voting in person.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to the office of the Company as follows: Destiny Media Technologies Inc., Attention: Frederick Vandenberg, Corporate Secretary, 1110 - 885 W Georgia St, Vancouver, BC V6C 3E8.  Attendance at the Meeting will not, by itself, revoke a stockholder's proxy without the giving of notice of intent to revoke that proxy.

What constitutes a quorum?

The presence in person or by proxy of holders of at least one percent (1%) of the Company's outstanding common shares constitutes a quorum for the transaction of business at the meeting.

Stockholders who abstain from voting on any or all proposals, but who are present at the Meeting or represented at the Meeting by a properly executed proxy will have their shares counted as present for the purpose of determining the presence of a quorum.  Broker non-votes will also be counted as present at the Meeting for the purpose of determining the presence of a quorum.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but it becomes necessary or appropriate to adjourn the meeting for other reasons, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Meeting. Any adjournment will require the affirmative vote of a majority of shares represented at the Meeting in person or by proxy.

Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.  Under the Company's bylaws, if we adjourn the Meeting, notice need not be given if the time and place of the adjourned meeting is announced at the Meeting unless the meeting is adjourned for more than 30 days or a new record date is fixed for the adjourned meeting.  The Company will pay the costs of preparing and distributing additional proxy materials to stockholders, if required in connection with any adjournment.

What are Broker non-votes?

A broker non-vote occurs when shares held by a broker for the account of a beneficial owner are not voted for or against a particular proposal because the broker has not received voting instructions from that beneficial owner and the broker does not have discretionary authority to vote those shares. Shares constituting broker non-votes are not counted or deemed to be present in person or by proxy for the purpose of voting on a non-routine matter at the Meeting and, therefore, are not counted for the purpose of determining whether stockholders have approved the election of directors in proposal 1, because such proposals are considered non-routine matters. If you do not provide voting instructions to your broker, your broker will have discretion to vote your shares only on proposal 2 because the Company expects that matter to be considered a routine matter.

How are abstentions and broker non-votes treated?

Stockholders may vote for or against the proposals or they may abstain from voting.  Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the Meeting, but will not be counted as either in favor or against the proposals.

What vote is required to approve each item and what are the effects of broker non-votes, abstentions and withhold votes?

As of the Record Date, there were 10,235,061 shares of our common stock outstanding and entitled to vote.

Directors are elected by a plurality of the votes of the shares present and entitled to vote at the Meeting. "Withhold" and broker non-votes will have no effect on the outcome of the votes on this proposal.

Proposal 2 and Proposal 3 requires the majority of the votes cast, excluding abstentions, at the Meeting in order to be approved. Abstentions will have the effect of a no vote on Proposals 2 and 3. Broker non-votes are not applicable with respect to proposal 3.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares.

If your shares are registered in your name, and you do not sign and return your proxy card, your shares will not be voted at the Meeting.

Will I be entitled to appraisal rights under Nevada law?

Under Nevada law, the Company's stockholders are not entitled to appraisal rights in connection with any of the proposals to be acted upon at the Meeting.

When is the deadline for stockholder proposals and nominations for the 2023 Annual Meeting?

As an SEC filer, the Company is currently subject to Rule 14a-8 of the Exchange Act, as amended (the "Exchange Act"). Under Rule 14a-8 of the Exchange Act, certain stockholder proposals may be eligible for inclusion in the Company's proxy statement and form of proxy for its 2023 annual meeting of stockholders. In order to be eligible for inclusion, such proposals must be received at the Company's principal executive offices not less than 120 calendar days before the date of the company's proxy statement released to stockholders in connection with the previous year's annual meeting; provided, however, that in the event the Company holds its 2022 annual meeting more than 30 days before or after the one year anniversary date of this 2022 Meeting, then the deadline shall be a reasonable time before the Company begins to print and send its proxy materials. Thus, in order to be eligible for inclusion in the Company's proxy statements and form of proxy for the Company's 2023 annual meeting, stockholder proposals must be received by September 9, 2022, unless the date of the 2023 annual meeting is changed by more than 30 days from the date of this Meeting, in which case the deadline for submission of stockholder proposals shall be a reasonable time before the Company begins to print and send its proxy materials. If the Company's 2023 annual meeting is changed by more than 30 days from the one-year anniversary of this Meeting, the Company will disclose the new deadline for stockholder proposals under Item 5 of the Company's earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition to the requirements set forth herein, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

The Company's bylaws also provides separate notice procedures for nomination of directors by stockholders. Under the Company's bylaws, the nomination of directors by stockholders must be made pursuant to timely notice in writing to the secretary of the Company in accordance with the time provisions set forth in the preceding paragraph. For greater clarity, stockholder nomination of directors for the 2023 annual meeting must be received by September 9, 2022, unless the date of the 2023 annual meeting is changed by more than 30 days from the date of this Meeting, in which case the new deadline shall be a reasonable before the Company begins to print and send its proxy materials. Additionally, the stockholder notice nominating a director must comply with the content requirements set forth in the Company's bylaws. See the discussion under the heading "Stockholder Nomination of Directors" in this Proxy Statement for more detail.

Any stockholder who wishes to submit a proposal is encouraged to seek independent counsel about SEC requirements and to consult the Company's bylaws.  The Company will not consider any proposals that do not meet the SEC requirements for submitting a proposal or comply with the Company's bylaws where applicable.  Notices of intention to present proposals for the Company's next annual meeting should be delivered to Destiny Media Technologies Inc., 1110 - 885 W Georgia St, Vancouver, BC V6C 3E8, Attention: Frederick Vandenberg, Corporate Secretary.

Pursuant to Rule 14a-4(c)(1) under the Exchange Act, the proxies designated by the Company for the Meeting will have discretionary authority to vote with respect to any matter presented at the Meeting if the Company has not received notice of the matter by the dates specified in that rule.

PROPOSAL NUMBER ONE - ELECTION OF DIRECTORS

The Company's Board of Directors currently consists of five directors: Frederick Vandenberg, Hyonmyong Cho, S. Jay Graber, David Summers and David Mossberg. Under the Company's organizational documents, the number of directors of the Company shall be such number as is fixed from time to time by resolution by the Board. The Board has fixed the number of directors of the Company at five.

At the Meeting, stockholders will elect five directors to serve until the next annual meeting of stockholders or until their respective successors shall have been duly elected and qualified, or until their death, resignation or removal. Unless marked otherwise, proxies received will be voted "FOR" the election of the five nominees named below.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees for director named below. "Withhold" votes will be counted as present for purposes of determining the presence of a quorum. If a quorum is present, the nominees for director receiving the highest number of votes will be elected as directors. "Withhold" votes, abstentions and broker non-votes will have no effect on the vote. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose.

Nominees

The Board of Directors has nominated five persons to serve as directors of the Company, each of whom has consented to act as such. The names of the five persons nominated by the Board and certain information about them are set forth below:

Name of Nominee	Age	Company Position	Director Since

Frederick Vandenberg	53	Chief Executive Officer, President, Corporate Secretary, Director	February 28, 2018
Hyonmyong "Hoch" Cho (Independent)	50	Director	February 28, 2017
S. Jay Graber (Independent)	61	Director	February 28, 2017
David Summers (Independent)	51	Director	February 28, 2019
David Mossberg (Independent)	51	Director	November 8, 2021

There is no family relationship between the Company's directors and there are no legal proceedings to which any of the directors is a party adverse to us or any of our subsidiaries or in which any of the Company's directors has a material interest adverse to us or any of the Company's subsidiaries.

Biographies of the Nominated Directors of the Company

Frederick Vandenberg, B. Comm. MBA, CPA, CA. Mr. Vandenberg has been our Chief Executive Officer since June 2017.  Mr. Vandenberg previously served as our Chief Financial Officer, from July 2007 to December 2017, leading the finance, operations and business development groups of the Company. Mr. Vandenberg's core responsibilities include strategic planning and coordinating strategic planning, marketing and product development. Mr. Vandenberg obtained a Bachelor of Commerce from McMaster University in 1991 and a Master of Business Administration (Finance) from McMaster University in 1993.  In 1996, Mr. Vandenberg was designated as a Chartered Professional Accountant in Ontario.

Hyonmyong Cho. Mr. Cho currently serves as a director and chairman of the Board of Directors of the Company. Mr. Cho is currently a managing member of Greenlaw International Management Company LLC, which manages Greenlaw International LP, a fund which invests in microcap stocks.  From 2002 to 2008, Mr. Cho was a Managing Director of Forum Partners which managed several real estate private equity funds in Europe and Asia.  At Forum Partners, Mr. Cho managed a worldwide team tasked with private equity deal structuring, analysis and negotiation.  Prior to Forum Partners, Mr. Cho was a senior associate at Nassau Capital, whose only limited partner was Princeton University, and he was responsible for the due diligence, negotiation, documentation and monitoring of private equity transactions. Prior to that, Mr. Cho was a partner in Novalis Ventures, a venture capital fund focused on early stage investments in the real estate industry.  Before that, Mr. Cho was a Vice President at Cahill, Warnock & Company, a private equity firm focused on making direct investments in micro-cap public companies. Mr. Cho began his career as a financial analyst for Alex Brown & Sons, Inc. in the mergers and acquisitions, real estate and health care groups. Mr. Cho was a Morehead Scholar at the University of North Carolina, graduating with a B.A. in English Literature.

S. Jay Graber.  Mr. Graber currently serves as a director of the Company.  Mr. Graber recently retired as VP of Business Development from Apex Software LLC., a privately-owned developer of building drawing and area calculation software for jurisdictional mass appraisal at the municipal, county, province and statewide level as well as for the real estate mortgage appraisal industry.  Mr. Graber continues to serve on various committees for the International Association of Assessing Officers (IAAO) as he remains a business partner in Apex.  Prior to 20 years in the software/technology arena, Mr. Graber worked in direct sales / sales management for various manufacturing entities including automotive and decorative lighting, plastic extrusion, art glass and architectural flooring. Mr. Graber earned a BS degree in both Business Management and in Psychology from Eastern Mennonite College (now EMU).

Dr. David Summers Ph.D. BSc. MBA, Dr. Summers is currently a business development and technology commercialization consultant.  From 2008 through 2016, Dr. Summers was a director for Chemetics Inc., a global leader in technology-based engineering design for the pulp & paper, and mining & minerals industries.  Dr. Summers was responsible for technology development, the electrolyzer business group, and global technical customer service.  From 2007 to 2008 Dr. Summers was Vice President, Business Operations for Carbon Credit Corp, a private technology and consulting company.  In this role, Dr. Summers helped position the company for acquisition by Ledcor Group.  From 1998 to 2007 Dr. Summers worked at Ballard Power Systems, where he spent ten years in progressively senior leadership positions in Research and Development, Product Development and Business Development.  He is the author of 12 publications and 5 patents.  Dr. Summers holds a Bachelor of Science degree (honours chemistry) from Queen's University, a Ph.D. in Chemistry from the University of British Columbia, and a dual Masters of Business Administration degree from Queen's University and Cornell University's Johnson School.

David Mossberg. Mr. Mossberg was appointed a director in November 2021.  Mr Mossberg is a seasoned capital markets executive with more than 25 years of experience analyzing companies and advising public company executives in multiple industries. Mr Mossberg currently is the CEO of Three Part Advisors, LLC, a strategic investor relations advisory firm. Prior to founding Three Part Advisors, Mr. Mossberg was a sell-side analyst at Southwest Securities and was Director of Research at Hodges Capital Management. Mr Mossberg holds a MBA from Southern Methodist University and BBA in Finance and BBA in International Business from University of Texas - Arlington. Mr Mossberg also served in the United States Army Reserves as an interrogator/Russian linguist.

Required Vote

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES NAMED ABOVE. PROXIES RECEIVED BY THE COMPANY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES NAMED ABOVE UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE IN THE PROXY.

PROPOSAL NUMBER TWO - RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of Davidson & Company LLP, Charted Accountants,  audited the Company's financial statements for the year ended August 31, 2021 and has been recommended by the Board of Directors pursuant to the recommendation of the Company's Audit Committee to serve as the Company's independent registered public accounting firm for fiscal year ended August 31, 2022. At the direction of the Board of Directors, this appointment is being presented to the stockholders for ratification or rejection at the Meeting. If the stockholders do not ratify the appointment of Davidson & Company LLP, the Audit Committee may reconsider, but will not necessarily change, its selection of Davidson & Company LLP to serve as the Company's independent registered public accounting firm.

A representative of Davidson & Company LLP is not expected to be present at the Meeting.

Principal Accountant Fees

The aggregate fees billed for the fiscal years ended August 31, 2021 and 2020 for professional services rendered by the principal accountant for the audit of the Company's annual financial statements and review of the financial statements included its Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	2021	2020
Audit Fees	$47,000	$47,000
Audit Related Fees	-	-
Tax Fees	-	8,138
All Other Fees	-	-
Total	$47,000	$55,138

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The policy of the Company's Audit Committee is to pre-approve all audit and permissible non-audit services to be performed by the Company's independent auditors during the fiscal year. Before engaging an independent registered public accountant to render audit or non-audit services, the engagement is approved by the Company's audit committee or the engagement to render services is entered into pursuant to pre-approval policies and procedures established by the audit committee.

Required Vote

The affirmative approval of a majority of the votes cast at the Meeting, excluding abstentions, is required to approve this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DAVIDSON & COMPANY LLP, AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING AUGUST 31, 2022.

PROPOSAL NUMBER THREE - RATIFICATION OF THE 2022 STOCK OPTION PLAN

General

Our 2022 Stock Option Plan, including a U.S. Sub-Plan (collectively "Plan"), was approved by our board of directors on December 27, 2021. Our board of directors and management believe that in order to attract, hire, and retain the caliber of executives and employees that will be required to help us position ourselves for growth, we will need to have the flexibility to grant stock options.  The board of directors believes that equity incentive compensation is also an important component of our overall compensation and incentive strategy for directors, officers, employees, management employees, and consultants. Without a stock option plan, we believe that we will be impaired in our efforts to hire new executives and employees of the caliber that we believe is required and will not be able to offer competitive packages to retain such executives and employees. We intend to use the Plan to incentivize and retain our employees, directors, officers and consultants.  There are four non-employee directors and approximately 40 employees eligible to participate in and receive options under the Plan.  No options have yet been issued under the Plan.

Under the Plan, the Company will reserve a total of one million (1,000,000) shares of its common stock for issuance under the Plan. Currently there are no options granted under the Plan.

As of December 23, 2021, the closing sale price of a share of our common stock on the OTCQB was $1.30.

General Summary of the 2022 Stock Option Plan

The principal provisions of the Plan are summarized below. This general summary is not a complete description of all of the Plan's provisions, and is qualified in its entirety by reference to the Plan which is attached as Appendix A to this proxy statement. Capitalized terms in this summary not defined in this proxy statement have the meanings set forth in the Plan.

Structure. The Plan allows for the grant of stock options, and U.S. employees, incentive stock options and nonqualified stock options (the "Options") at the discretion of the Board.

Number of Shares Subject to Options. Subject to adjustment as provided in Section 6 of the Plan, the total number of shares of common stock reserved and available for delivery in connection with awards under the Plan will be one million (1,000,000).

All Options, together with all of the Company's other previously granted stock options, stock option plans, employee stock purchase plans or any other compensation or incentive mechanisms involving the issuance or potential issuance of shares, shall not result, at the time of granting, in:

(a) the number of shares reserved for issuance pursuant to Options granted to Insiders exceeding 10% of the shares outstanding;

(b) the issuance to Insiders, within a one year period, of shares totalling in excess of 10% of the shares outstanding; or

(c) the issuance to any one individual, within a one year period, of Shares totalling in excess of 5% of the Shares outstanding,

unless the disinterested shareholders have approved thereof.  An Insider is (i) director or officer; (ii) a director or officer of a subsidiary of the Company; or (iii) a person that beneficially owns or controls, directly or indirectly, shares carrying more than 10% of the voting rights attached to all outstanding Shares of the Company.

Administration. Authority to control and manage the operation and administration of the Plan will be vested collectively in our board of directors. The board of directors will have all powers and discretion necessary or appropriate to administer the Plan and to control its operation.

Effective Date and Duration of Awards. The Plan is effective the date it was adopted by the board of directors subject to approval by the TSX Venture Exchange or EXCHANGE.  For Options that intend to qualify as Incentive Stock Options, the Plan must be approved by the Company stockholders.  Further, for Options that intend to qualify as Incentive Stock Options, no Incentive Stock Option may be granted under the Plan more than ten (10) years after approval of the Company stockholders

Eligibility. The board of directors will determine those directors, officers, employees, management employees, and consultants who are eligible to participate in the Plan. Determinations as to which eligible persons will be granted options will be made by the board of directors.  Only employees of the Company may receive incentive stock options.

Limited Transferability.  No Option shall be transferable or assignable otherwise than by will or pursuant to the laws of succession except that, if permitted by the rules and policies of the EXCHANGE, an Optionee shall have the right to assign any Option (other than an 'Incentive Stock Option' under United States Internal Revenue Code) to a corporation wholly-owned by them. Incentive Stock Options may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Exercise Price. The exercise price of an Option shall not be less than the Market Price, less, if the Shares are listed on the TSX-V ("Exchange"), the maximum discount permitted by the Exchange, at the time of granting the Option.  The term Market Price means the price at which the last recorded sale of a board lot of shares took place on the Exchange during the trading day immediately preceding the date of granting the Option and, if there was no such sale, the closing price on the preceding trading day during which there was such a sale. If the Optionee is subject to the tax laws of the United States of America, the exercise price shall not be less than Market Price without regard to any discount permitted by the Exchange.  Further, if the U.S. Optionee owns (as determined in accordance with such laws) greater than 10% of the shares at the time of granting of the Option the exercise price shall be at least 110% of the Market Price. If the Shares are listed on the Exchange, no Options shall be granted which are exercisable at a price of less than Cdn$0.10 per Share.  The exercise price shall be paid in cash or by certified cheque, bank draft or money order at the time of the exercise.

Vesting.  In granting an Option, the board may specify a particular time period or periods during which the Option may be exercised and any vesting terms and conditions of the Option, including the number of Shares in respect of which the Option may be exercised during each such time period.  If a Change of Control (as defined under the Plan) is agreed to by the Company or events which might lead to a Change of Control are commenced by third parties, all Options, subject to the Exchange's approval (if required), shall vest immediately and be fully exercisable notwithstanding the terms thereof.

Amendment or Termination. The Board may amend or terminate the Plan or any Options but no such amendment or termination, except with the written consent of the Optionees concerned or unless required to make this Plan or the Options comply with the rules and policies of the Exchange, shall affect the terms and conditions of Options which have not then been exercised or terminated.

United States Federal Income Tax Matters

THE FOREGOING IS ONLY A GENERAL SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE. THE U.S. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. TAX CONSEQUENCES FOR ANY PARTICULAR INDIVIDUAL MAY BE DIFFERENT. WE ADVISE PARTICIPANTS TO CONSULT WITH A TAX ADVISOR REGARDING THE TAX IMPLICATIONS OF THEIR OPTIONS UNDER THE PLAN.

Compliance with Section 409A. Options may be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Board. The Plan, as annex,  and each Option award under the Plan is intended to meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Board. To the extent that an Option or payment, or the settlement or deferral thereof, is subject to Section 409A, the Option will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. The Company will have no obligation or liability under the terms of the Plan to reimburse, indemnify, or hold harmless any Participant or any other person in respect of Options, for any taxes, interest, or penalties imposed, or other costs incurred, as a result of Section 409A.

Incentive Stock Options. ISOs granted under the Plan are intended to qualify for favorable tax treatment under Section 422 of the Code. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. This favorable tax treatment for the optionee, and the denial of a deduction for the Company, will not, however, apply if the optionee disposes of the shares acquired upon the exercise of an incentive stock option within two years from the granting of the option or one year from the receipt of the shares.

Nonstatutory Stock Options. All options that do not qualify as ISOs are referred to as NSOs. Under present law, an optionee will not recognize any taxable income on the date an NSO is granted pursuant to the Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company common stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which NSOs are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must comply with applicable tax withholding requirements.

Required Vote

The affirmative approval of a majority of the votes cast at the Meeting, excluding abstentions, is required to approve this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE 2022 STOCK OPTION PLAN.

CORPORATE GOVERNANCE

Director Independence

The Company is listed on the TSX Venture Exchange, which requires the Company to have a minimum of two independent directors.  Under the TSX Venture Exchange policy and Canadian National Instrument 52-110 - Audit Committees ("NI 52-110"), which the Company is subject to, an "independent" director is a director who has no direct or indirect material relationship with the Company.  A material relationship is a relationship which could, in the view of the Board of Directors, reasonably interfere with the exercise of a director's independent judgment.  Hyonmyong Cho, S. Jay Graber, David Summers, and David Mossberg are independent pursuant to the independence requirements of the TSX Venture Exchange policy and Canadian NI 52-110. Hyonmyong Cho, S. Jay Graber, and David Summers are also independent for purposes of Item 407(a) of Regulation S-K. The independent standards used in making such determination is that of the NYSE American LLC ("NYSE American"). Frederick Vandenberg is not independent because of his position as the Company's President, Chief Executive Officer, and Corporate Secretary.

Meetings and Committees of the Board of Directors

During the fiscal year ended August 31, 2021, the Company's Board of Directors held seven meetings of the board. All directors are expected to attend meetings and their attendance is recorded in the minutes. All members attended all meetings.

The Company has an Audit committee, a Compensation Committee, and a Nomination Committee, each of which is discussed in greater detail below. During the fiscal year ended August 31, 2021, the Audit Committee held four meetings, the Compensation Committee held two meetings, and the Nominating Committee held two meetings. All members attended all meetings. One member of the Board of Directors attended the Company's 2021 annual meeting of stockholders.

Audit Committee

Composition

The Company's Audit Committee consists of David Summers, Hyonmyong Cho and S. Jay Graber. All are independent as per the independence standards of Canadian National Instrument 52-110 - Audit Committees. All are also independent under the independence standards of the NYSE American applicable to audit committee members. Management has determined that the Audit Committee members are collectively capable of analyzing and evaluating the financial statements and understanding internal controls and procedures for financial reporting.

The Audit Committee is responsible for, among other things:

• the review of the significant accounting principles, policies and practices followed by the Company in accounting for and reporting its financial results of operations in accordance with generally accepted accounting principles ("GAAP");

• the review of the financial and risk management policies followed by the Company in operating its business activities;

• the review of the Company's annual audited financial statements, related disclosures, including the MD&A portion of the Company's filings, and discussions with the independent accountants the matters required to be discussed by the auditing standards of the U.S. Public Company Accounting Oversight Board ("PCAOB"), including (a) the quality as well as acceptability of the accounting principles applied in the financial statements, and (b) new or changed accounting policies; significant estimates, judgments, uncertainties or unusual transactions; and accounting policies relating to significant financial statement items;

• the review of any management letters or internal control reports prepared by the independent accountants or the Company's internal auditors and responses to prior management letters, and review with the independent accountants the Company's internal financial controls, including the budget, staffing and responsibilities of the Company's Governance, Risk and Controls department;

• the review of the effectiveness of the independent audit effort, including approval of the scope of, and fees charged in connection with, the annual audit, quarterly reviews and any non-audit services being provided;

• the appointment, determination of the compensation for, retention and oversight of the work of the independent accountant employed to conduct the audit (including resolution of  disagreements between the independent accountants and management regarding financial reporting) or other audit, review or attest services;

• the pre-approve all audit services and permissible non-audit services by the independent accountants, as set forth in Section 10A of the Exchange Act and the rules and regulations promulgated thereunder; by the SEC;

• the review of the hiring policies for any employees or former employees of the independent accountants;

• obtaining on an annual basis from the independent accountants the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountants' communications with the audit committee concerning independence, and review and discuss with the accountants any disclosed relationships or services the accountants have with the Company which may affect the accountants' independence and objectivity;

• the review with management of the financial results, the proposed earnings press release and formal guidance which the Company may plan to offer, and review with the independent accountants the results of their review of the interim financial information and audit of the annual financial statements;

• the review of management's analysis of any significant accounting issues, changes, estimates, judgments or unusual items relating to the financial statements and the selection, application and effects of critical accounting policies applied by the Company (including an analysis of the effect of alternative GAAP methods) and review with the independent accountants the reports on such subjects delivered pursuant to Section 10A(k) of the Exchange Act and the rules and regulations promulgated thereunder by the SEC;

• separately reviewing with the independent accountants, the Governance, Risk and Controls department, and management any significant difficulties encountered during the course of the audit;

• annually reviewing with the Governance, Risk and Controls department and the Compliance Office the responsibilities and activities of those departments;

• engaging and determining funding for such independent professional advisers and counsel as the Committee determines are appropriate to carry out its functions hereunder. The Company shall provide appropriate funding to the Committee, as determined by the Committee, for payment of (1) compensation to the independent accountants for services approved by the Committee, (2) compensation to any outside advisers retained by the Committee, and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

• the review and oversight of related party transactions, as defined by applicable rules of Nasdaq, to which the Company is a party;

• establishing procedures for: a. the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and b. the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

• attending to such other matters as are specifically delegated to our audit committee by our board of directors from time to time.

The Board has determined that David Summers qualifies as an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K.

The Audit Committee has a charter, a current copy of which is available on the Company's corporate website at https://investors.dsny.com/investors/documents/.

The Audit Committee has reviewed and discussed the audited annual financial statements with management.

Audit Committee Oversight

At no time since the commencement of the Company's most recent completed financial year has a recommendation of the Audit Committee to nominate or compensate an external auditor not been adopted by the Board of Directors.

Reliance on Certain Exemptions

At no time since the commencement of the Company's most recently completed financial year has the Company relied on the exemption in Section 2.4 of NI 52-110 (De Minimis Non-audit Services), or an exemption from NI 52-110, in whole or in part, granted under Part 8 of NI 52-110.

Pre-Approval Policies and Procedures

The Audit Committee has adopted specific policies and procedures for the engagement of non-audit services as described above under the heading "Proposal Number Two - Ratification of Selection of Independent Registered Public Accounting Firm - Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors".

Audit Committee Report

The Audit Committee reviewed and discussed the audited financial statements with management and the Company's independent registered public accounting firms, and management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The discussions with Davidson & Company LLP also included the matters required by Statement on Auditing Standards No. 114 (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the U.S. Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T regarding "Communication with Audit Committees."

The Audit Committee has also received written disclosures and letters from Davidson & Company LLP, as required by applicable requirements of the PCAOB regarding the independent accountants' communications with the Audit Committee concerning independence, which was also discussed with Davidson & Company LLP.

Based on the Audit Committee's review of the audited financial statements, and the review and discussions with management and the Company's independent registered public accounting firm referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2021, for filing with the SEC.

Exemption

The Audit Committee has relied on an exemption under Part 6.1 of NI 52-110.

Compensation Committee

The Company's Compensation Committee consists of David Summers, Hyonmyong Cho and S. Jay Graber. All three members are independent under the independence standards of the NYSE American applicable to compensation committee members.

The Compensation Committee's basic responsibility is to review the performance and development of the Company's management in achieving corporate goals and objectives and to assure that the Company's executive officers are compensated effectively in a manner consistent with the strategy of the Company, competitive practice, sound corporate governance principles and stockholder interests.  The committee reviews and approves all compensation to directors and executive officers. In carrying out its mandate with respect to compensation, the Compensation Committee takes into account the types of compensation and the amounts paid to officers of comparable publicly traded companies. The compensation committee may not delegate any of its authority. The Company does not engage compensation consultants. Executive officers may suggest to committee what amount of compensation they think it suitable or fair with respect to each candidate.

Neither the committee nor management has engaged consultants for determining or recommending the amount or form of executive or director compensation.

The compensation committee has a charter, a current copy of which is available on the Company's corporate website at https://www.dsny.com/exec-compensation-charter.

Director Nomination

Corporate Governance and Nominating Committee

The Company's corporate governance and nominating committee (the "Nominating Committee") consists of David Summers, Hyonmyong Cho and S. Jay Graber. All are independent under the independence standards of the NYSE American applicable to nomination committee members

The Nominating Committee will continually assess its size, structure and composition, taking into consideration its current strengths, skills and experience, proposed retirements and the requirements and strategic direction of the Company. As required, Nominating Committee members will recommend suitable candidates for consideration as members of the Board of Directors.

Nominees for director will be selected on the basis of their integrity, experience, achievements, judgment, intelligence, personal character, and capacity to make independent analytical inquiries, ability and willingness to devote adequate time to Board duties, and likelihood that he or she will be able to serve on the Board for a sustained period. Due consideration will be given to the Board's overall balance of diversity of perspectives, backgrounds and experiences. The Nominating Committee will also consider factors such as global experience, experience as a director of a public company and knowledge of relevant industries.

At a minimum, each nominee will be expected to:

(a) understand the Company's business and the industry in general;

(b) regularly attend meetings of the Board and of any committees on which the director serves;

(c) review in a timely fashion and understand materials circulated to the Board regarding the Company or the industry;

(d) participate in meeting and decision making processes in an objective and constructive manner; and

(e) be reasonably available, upon request, to advise the Company's officers.

Nominees for director are selected on the basis of their integrity, experience, achievements, judgment, intelligence, personal character, and capacity to make independent analytical inquiries, ability and willingness to devote adequate time to Board duties, and likelihood that he or she will be able to serve on the Board for a sustained period. Due consideration will be given to the Board's overall balance of diversity of perspectives, backgrounds and experiences. The Nominating Committee will also consider factors such as global experience, experience as a director of a public company and knowledge of relevant industries.

The Nominating Committee has a charter, a current copy of which is available on the Company's corporate website at https://investors.dsny.com/investors/documents/. The Nominating Committee's charter contains more information about the Nominating Committee's process for identifying and evaluating nominees for director (including nominees recommended by stockholders), specific minimum qualifications the Nominating Committee believes must be met, certain qualities or skills the Nominating Committee believes are necessary for the Company's directors to possess, and the Company's overall policies concerning director nominations.

Stockholder Nomination of Directors

The committee will accept for consideration submissions from stockholders of recommendations for the nomination of directors. Acceptance of a recommendation for consideration does not imply that the committee will nominate the recommended candidate.

All stockholder nominating recommendations must be in writing, addressed to the committee care of the Company's Corporate Secretary at the Company's principal headquarters, 1110 - 885 W Georgia St, Vancouver, BC V6C 3E8. Submissions must be made by mail, courier or personal delivery. Submissions by e-mail will not be considered.

A nominating recommendation must be accompanied by the following information concerning each recommending stockholder:

a. The name and address, including telephone number, of the recommending stockholder;

b. The number of the Company's shares owned by the recommending stockholder and the time period for which such shares have been held;

c. If the recommending stockholder is not a stockholder of record, a statement from the record holder of the shares (usually a broker or bank) verifying the holdings of the stockholder and a statement from the recommending stockholder of the length of time that the shares have been held. (Alternatively, the stockholder may furnish a current Schedule 13D, Schedule 13G, Form 3, Form 4 or Form 5 filed with the Securities and Exchange Commission reflecting the holdings of the stockholder, together with a statement of the length of time that the shares have been held); and

d. A statement from the stockholder as to whether the stockholder has a good faith intention to continue to hold the reported shares through the date of the Company's next annual meeting of stockholders.

If a recommendation is submitted by a group of two or more stockholders, the information regarding recommending stockholders must be submitted with respect to each stockholder in the group.

A nominating recommendation must be accompanied by the following information concerning the proposed nominee:

a. the information required by Item 401 of SEC Regulation S-K (providing for disclosure of the name, address, any arrangements or understanding regarding nomination and five year business experience of the proposed nominee, as well as information regarding certain types of legal proceedings within the past five years involving the nominee);

b. the information required by Item 403 of SEC Regulation S-K (providing for disclosure regarding the proposed nominee's ownership of securities of the Company);

c. the information required by Item 404 of SEC Regulation S-K (providing for disclosure of transactions between the Company and the proposed nominee valued in excess of $120,000 and certain other types of business relationships with the Company);

d. a description of all relationships between the proposed nominee and the recommending stockholder and any agreements or understandings between the recommending stockholder and the nominee regarding the nomination; and

e. a description of all relationships between the proposed nominee and any of the Company's competitors, customers, suppliers, labor unions or other persons with special interests regarding the Company.

The recommending stockholder must furnish a statement supporting its view that the proposed nominee possesses the minimum qualifications prescribed by the committee for nominees, and briefly describing the contributions that the nominee would be expected to make to the board and to the governance of the Company.

The recommending stockholder must state whether, in the stockholder's view, the nominee, if elected, would represent all stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of the Company.

The nominating recommendation must be accompanied by the consent of the proposed nominee to be interviewed by the committee, if the committee chooses to do so in its discretion (and the recommending stockholder must furnish the proposed nominee's contact information for this purpose), and, if nominated and elected, to serve as a director of the Company.

A stockholder (or group of stockholders) wishing to submit a nominating recommendation for an annual meeting of stockholders must ensure that it is received by the Secretary of the Company, as provided above, not less than 120 calendar days before the date of the company's proxy statement released to stockholders in connection with the previous year's annual meeting; provided, however, that in the event the Company holds its 2023 annual meeting more than 30 days before or after the one year anniversary date of this Meeting, then the deadline shall be a reasonable time before the Company begins to print and send its proxy materials. Thus, in order to be eligible for inclusion in the Company's proxy statements and form of proxy for the Company's 2023 annual meeting, stockholder proposals must be received by September 9, 2021, unless the date of the 2023 annual meeting is changed by more than 30 days from the date of this Meeting, in which case the deadline for submission of stockholder proposals shall be a reasonable time before the Company begins to print and send its proxy materials.

Board Leadership Structure and Role in Risk Oversight

Hyonmyong Cho, an independent director, currently serves as the Chairman of the Board and Frederick Vandenberg serves as our President and Chief Executive Officer. The Board of Directors is responsible for the risk oversight of the Company which has little to no effect on the Board of Director's leadership structure.

The Board believes that it is currently in the best interest of the Company, and its stockholders, for Frederick Vandenberg to serve as President and Chief Executive Officer and Hyonmyong Cho to serve as Chairman. The Board believes that separating these positions allows the Chief Executive Officer to focus on day-to-day business operations, while allowing the Chairman of the Board to lead the Board of Directors in its primary role of review and oversight of management.

Directorships

None.

Orientation and Continuing Education

The Board of Directors provides an overview of the Company's business activities, systems and business plan to all new directors. New director candidates have free access to any of the Company's records, employees or senior management in order to conduct their own due diligence and will be briefed on the strategic plans, short, medium and long term corporate objectives, business risks and mitigation strategies, corporate governance guidelines and existing policies of the Company. The directors are encouraged to update their skills and knowledge by taking courses and attending professional seminars.

Ethical Business Conduct

The Board of Directors believes good corporate governance is an integral component to the success of the Company and to meet responsibilities to stockholders. Generally, the Board of Directors has found that the fiduciary duties placed on individual directors by the Company's governing corporate legislation and the common law and the restrictions placed by applicable corporate legislation on an individual director's participation in decisions of the Board of Directors in which the director has an interest have been sufficient to ensure that the Board of Directors operates independently of management and in the best interests of the Company.

The Board of Directors is also responsible for applying governance principles and practices, and tracking development in corporate governance, and adapting "best practices" to suit the needs of the Company. Certain of the directors of the Company may also be directors and officers of other companies, and conflicts of interest may arise between their duties. Such conflicts must be disclosed in accordance with, and are subject to such other procedures and remedies as applicable under Nevada law.

Assessments

The Board of Directors has not implemented a process for assessing its effectiveness. As a result of the Company's small size and the Company's stage of development, the Board of Directors considers a formal assessment process to be inappropriate at this time. The Board of Directors plans to continue evaluating its own effectiveness on an ad hoc basis.

The Board of Directors does not formally assess the performance or contribution of individual Board members or committee members.

Stockholder Communication with the Board of Directors

The Board of Directors provides a process for stockholders to send communications to the Board of Directors. Stockholders desiring to communicate with the Board of Directors on matters other than director nominations should submit their communication in writing to Frederick Vandenberg, Corporate Secretary, Destiny Media Technologies Inc., 1110 - 885 W Georgia St, Vancouver, BC V6C 3E8 and identify themselves as a stockholder.  The Corporate Secretary will forward all such communication to the Chairperson of the Board for a determination as to how to proceed.

EXECUTIVE OFFICERS

Name	Age	Company Position	Executive Officer Since

Frederick Vandenberg	53	Chief Executive Officer, President and Corporate Secretary	June 28, 2017

Samuel Ritchie	41	Chief Financial Officer	May 1, 2020

Frederick Vandenberg. B.Comm, MBA, CPA, CA. Mr. Vandenberg has been our Chief Executive Officer since June 2017. Mr. Vandenberg previously served as our Chief Financial Officer, from July 2007 to December 2017, leading the finance, operations and business development groups of the Company. Mr. Vandenberg's core responsibilities include strategic planning and coordinating strategic planning, marketing and product development. Mr. Vandenberg obtained a Bachelor of Commerce from McMaster University in 1991 and a Master of Business Administration (Finance) from McMaster University in 1993. In 1996, Mr. Vandenberg was designated as a Chartered Professional Accountant in Ontario. Mr. Vandenberg completed the Canadian Institute of Chartered Accountants' "In-depth" taxation program while with Ernst & Young in 1998.

There are no family relationships between the Company's executive officers and any other director or executive officer, and there are no legal proceedings to which any of the executive officers is a party adverse to us or any of our subsidiaries or in which any of the Company's executive officers has a material interest adverse to us or any of the Company's subsidiaries.

Samuel Ritchie, CPA, CA. Mr. Ritchie has been our Chief Financial Officer since May 2020. Mr. Ritchie is a Chartered Professional Accountant (CPA, CA) with over 15 years of accounting, audit, and financial reporting experience in a variety of industries, both in the United States and Canada. Mr. Ritchie was the financial controller at a private company, overseeing the accounting and human resources functions from 2018 to 2020. From 2008 until 2018, Mr. Ritchie was employed at BDO Canada LLP (Vancouver, BC) where he was a Senior Manager, Audit Assurance. Mr. Ritchie specialized in managing assurance engagements for public companies in the United States and Canada. Prior to that, Mr. Ritchie worked for another public accounting firm from 2003 to 2008. In these roles, Mr. Ritchie acquired considerable experience in finance, governance, and regulatory compliance. He holds a B.Com. (Hons) from Otago University, New Zealand.

There are no family relationships between the Company's executive officers and any other director or executive officer, and there are no legal proceedings to which any of the executive officers is a party adverse to us or any of our subsidiaries or in which any of the Company's executive officers has a material interest adverse to us or any of the Company's subsidiaries.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the total compensation paid to or earned by the Company's named executive officers, as that term is defined in Item 402(m)(2) of Regulation S-K of the Exchange Act, ("Named Executive Officers") as of its fiscal year ended August 31, 2021 and 2020.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	Other Annual Compen- sation ($) (2)	Total ($)
Frederick Vandenberg (3) Director, President, Chief Executive Officer, and former Chief Financial Officer	2021	175,778	24,816	Nil	Nil	13,182	213,776
	2020	156,093	23,414	Nil	8,437	20,462	208,406

Samuel Ritchie (3)(4) Chief Financial Officer	2021	110,292	Nil	Nil	Nil	9,281	119,573
	2020	43,959	Nil	Nil	14,400	520	58,879
Sandra Boenisch (3)(5) Chief Financial Officer	2021	Nil	Nil	Nil	Nil	Nil	Nil
	2020	27,874	Nil	Nil	Nil	929	28,803

(1) Option awards shown here represent the aggregate grant date fair value of all options granted.

(2) The value of prerequisites and other personal benefits, securities and property for the individuals included in the summary compensation table that does not exceed $10,000 is not reported herein.  Other compensation includes participation in the employee share purchase plan described below under long term incentive plans.

(3) Compensation is stated in United States dollars. Where compensation was provided in Canadian dollars, compensation is based on an exchange rate of 0.7878 US dollars for each 1.00 Canadian dollar during the 2021 fiscal year and 0.7433 US dollars for each 1.00 Canadian dollar during the 2020 fiscal year.

(4) Appointed May 2020

(5) Resigned effective November 30, 2019

Outstanding Equity Awards at Fiscal Year End Table

The following table summarizes equity awards to the Company's Named Executive Officers outstanding as of August 31, 2021.

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date
Frederick Vandenberg	80,000	Nil	N/A	1.00	July 6, 2022
Samuel Ritchie, CFO	18,750	11,250	N/A	1.00	April 28, 2025

Director Compensation

The following table summarizes compensation paid to the Company's directors during the fiscal year ended August 31, 2021:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)(2)	All Other Annual Compensation ($)	Total ($)
Hyonmyong Cho	Nil	Nil	Nil	Nil	Nil
S. Jay Graber	Nil	Nil	Nil	$12,500	$12,500
David Summers	Nil	Nil	Nil	Nil	Nil
David Mossberg	Nil	Nil	Nil	Nil	Nil

(1) Other compensation includes participation in the employee share purchase plan described below under long term incentive plans.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

None of the following events has occurred during the past ten years and is material to an evaluation of the ability or integrity of any director, person nominated to become a director or executive officer of the Company:

(1) A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2) Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

a. Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

b. Engaging in any type of business practice; or

c. Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4) Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3(a) above of this section, or to be associated with persons engaged in any such activity;

(5) Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6) Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7) Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

a. Any Federal or State securities or commodities law or regulation;

b. Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

c. Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8) Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by us, or written representations that no filings were required, we believe that during the fiscal year ended August 31, 2021 all such filing requirements were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of the following parties has, since the commencement of the fiscal year ended August 31, 2018, had any material interest, direct or indirect, in any transaction in which the Company was a participant or in any presently proposed transaction in which the Company will be a participant:

(i) Any directors or executive officers of the Company;

(ii) Any person proposed as a nominee for election as a director;

(iii) Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to the Company's outstanding shares of common stock; and

(iv) Any member of the immediate family (including spouse, parents, step-parents, children, step-children, siblings and in-laws) of, or any person sharing a household with, any of the foregoing persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of the Company's common stock owned beneficially as of December 29, 2021 by: (i) each person (including any group) known to the Company to own more than five percent (5%) of any class of the Company's voting securities, (ii) each of the Company's directors and each of the named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown. The Company believes that each individual or entity named has sole investment and voting power with respect to the securities indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.

Title Of Class	Name And Address Of Beneficial Owner	Amount And Nature Of Beneficial Ownership(1)	Percentage Of Common Stock(1)
DIRECTORS AND OFFICERS
Common Stock	Hyonmyong Cho Director, Chairman of the Board c/o 1110-885 W Georgia St. Vancouver, BC, V6C 3E8	549,288 (2)	5.4%
Common Stock	S. Jay Graber Director c/o 1110-885 W Georgia St. Vancouver, BC, V6C 3E8	213,233 (3)	2.1%
Common Stock	David Summers Director c/o 1110-885 W Georgia St. Vancouver, BC, V6C 3E8	73,381 (4)	*
Common Stock	David Mossberg Director c/o 1110-885 W Georgia St. Vancouver, BC, V6C 3E8	Nil	*
Common Stock	Frederick Vandenberg President, Chief Executive Officer, and Corporate Secretary c/o 1110-885 W Georgia St. Vancouver, BC, V6C 3E8	492,135 (5)	4.8%

Title Of Class	Name And Address Of Beneficial Owner	Amount And Nature Of Beneficial Ownership(1)	Percentage Of Common Stock(1)
Common Stock	Samuel Ritchie Chief Financial Officer c/o 1110-885 W Georgia St. Vancouver, BC, V6C 3E8	36,356 (6)	*
Common Stock	All Officers and Directors as a Group (4 persons)	1,364,393	13.3%
HOLDERS OF MORE THAN 5% OF THE COMPANY'S COMMON STOCK
Common Stock	Mark A. Graber 56 Oakwell Farms Parkway San Antonio, TX 78218	1,934,777 (direct and indirect)(7)	18.9%
Common Stock	Santa Monica Partners, L.P.(8) 1865 Palmer Avenue Larchmont, NY 10538	649,233(8)	6.3%

Notes:

⃰  Less than one percent (1%)

(1) Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of such shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on December 29, 2021. As of December 29, 2021, there were 10,235,061 shares of our common stock issued and outstanding.

(2) Consists of 142,735 shares held by Mr. Cho and 45,000 shares that may be acquired upon the exercise of stock options held by Mr. Cho within 60 days of November 17, 2021 and includes 361,553 shares held through Mr. Cho's indirect pecuniary ownership held through Greenlaw International LP, a Delaware limited partnership (the "Fund"), and Greenlaw International GP LLC, a Delaware limited liability company and the general partner of the Fund which has the right to receive an allocation of a portion of the profits of the Fund.

(3) Consists of 165,253 shares held by Mr. Graber, 2,980 shares held by Mr. Graber's spouse, and 45,000 shares that may be acquired upon the exercise of stock options held by Mr. Graber within 60 days of December 29, 2021.

(4) Consists of 23,381 shares held by Mr. Summers and 50,000 shares that are acquirable upon the exercise of stock options held by Mr. Summers within 60 days of December 29, 2021.

(5) Consists of 412,135 shares held by Mr. Vandenberg and 80,000 shares that are acquirable upon the exercise of stock options held by Mr. Vandenberg within 60 days of December 29, 2021.

(6) Consists of 6,356 shares held by Mr. Ritchie and 30,000 shares that are acquirable upon the exercise of stock options held by Mr. Ritchie within 60 days of December 29, 2021.

(7) Consists of (i) 1,782,807 shares of the Company's common stock directly held by Mark Graber; (ii) 145,970 shares beneficially owned by Four Star Investments, a Texas partnership over which Mr. Graber has shared voting and disposition power; and (iii) 6,000 shares held by Mr. Graber's spouse pursuant to Form 4 filed with the SEC on December 1, 2021.

(8) Pursuant to Amendment No. 1 to Schedule 13D filed with the SEC on January 22, 2021.

VOTING SECURITIES

The authorized share capital of the Company is 20,000,000 shares of common stock with a $0.001 par value.

As of December 29, 2021, there were 10,235,061 shares of the Company's common stock issued and outstanding, each of which carries the right to one vote on all matters that may come before the Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended.  The Company files reports, proxy statements and other information with the SEC.  The SEC  maintains an Internet website, located at www.sec.gov that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

Our Annual Report on Form 10-K for the fiscal year ended August 31, 2021 accompanies this Proxy Statement but does not constitute a part of the proxy soliciting material. A copy of the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2021, including financial statements but without exhibits, is available without charge to any person whose vote is solicited by this proxy upon written request to Destiny Media Technologies Inc., 1110 - 885 W Georgia St, Vancouver, BC V6C 3E8, Attention: Corporate Secretary.  Copies also may also be obtained through the SEC's web site at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS OF DESTINY MEDIA TECHNOLOGIES INC.

Date: January 7, 2022
/s/ Frederick Vandenberg

Frederick Vandenberg
Chief Executive Officer, and President

Appendix A

DESTINY MEDIA TECHNOLOGIES INC.

2022 STOCK OPTION PLAN

1. PURPOSE OF PLAN

1.1 Purpose. The purpose of the 2022 Stock Option Plan (the "Plan") of DESTINY MEDIA TECHNOLOGIES INC., a Nevada corporation, (the "Company") is to advance the interests of the Company by encouraging the directors, officers, employees, management company employees and consultants of the Company, and of its subsidiaries and affiliates, if any, to acquire common shares in the share capital of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnishing them with additional incentive in their efforts on behalf of the Company in the conduct of its affairs.

2. DEFINITIONS

2.1 Definitions. In this Plan the following words and phrases shall have the following meanings, namely:

(a) "Blackout Period" means a period during which there is a prohibition on trading in the Company's securities imposed by the Company on Insiders.

(b) "Board" means the board of directors of the Company or, if the Board so elects, a committee of directors (which may consist of only one director) appointed by the Board to administer this Plan.

(c) "Company" means Destiny Media Technologies Inc.

(d) "Consultant" means an individual who (or a corporation or partnership (a "Consultant Company") of which the individual is an employee, shareholder or partner which):

(i) is engaged to provide, on an ongoing bona fide basis, consulting, technical, management or other services to the Company or a subsidiary of the Company other than in relation to a distribution of the Company's securities;

(ii) provides the services under a written contract between the Consultant or Consultant Company and the Company or subsidiary;

(iii) in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the business and affairs of the Company or subsidiary of the Company; and

(iv) has a relationship with the Company or subsidiary of the Company that enables the individual to be knowledgeable about the business and affairs of the Company or subsidiary.

(e) "Director" means a director of the Company or any of its subsidiaries.

(f) "Employee" means:

(i) an individual who is considered an employee of the Company or its subsidiary under the Income Tax Act (Canada)(and for whom income tax, employment insurance and CPP deductions must be made at source);

(ii) an individual who works full-time for the Company or its subsidiary providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source; or

(iii) an individual who works for the Company or its subsidiary on a continuing and regular basis for a minimum amount of time per week (the number of hours should be disclosed in the submission) providing services normally provided by an employee and who is subject to the same control and discretion by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source.

(g) "Exchange" means whichever stock exchange on which the Shares are listed for trading being either the TSX Venture Exchange (the "TSX-V") or Toronto Stock Exchange (the "TSX").

(h) "Insider" means: (i) Director or Officer; (ii) a director or officer of a subsidiary of the Company; or (iii) a person that beneficially owns or controls, directly or indirectly, Shares carrying more than 10% of the voting rights attached to all outstanding Shares of the Company.

(i) "Management Company Employee" means an individual employed by a person providing management services to the Company, which are required for the ongoing successful operation of the business enterprise of the Company, but excluding a person engaged in investor relations.

(j) "Market Price" means the price at which the last recorded sale of a board lot of Shares took place on the Exchange during the trading day immediately preceding the date of granting the Option and, if there was no such sale, the closing price on the preceding trading day during which there was such a sale.

(k) "Officer" means a chair or vice-chair of the Board, a chief executive officer, chief financial officer, chief operating officer, president, vice-president, secretary, assistant secretary, treasurer or assistant treasurer of the Company or any of its subsidiaries or an individual designated as an officer by a resolution of the Board or the constating documents of the Company.

(l) "Option" means an option to purchase Shares granted to an Optionee under this Plan.

(m) "Optionee" means a Director, Officer, Employee, Management Company Employee or Consultant granted an Option or a corporation, other than a Consultant Company, granted an Option where the corporation's only shareholder is a Director, Officer or Employee.

(n) "Plan" means this stock option plan as amended, supplemented or restated.

(o) "Shares" means common shares of the Company.

3. GRANTING OF OPTIONS

3.1 Administration. This Plan shall be administered by the Board.

3.2 Grant by Resolution. The Board may determine by resolution those Employees, Management Company Employees, Consultants, Officers and Directors to whom Options should be granted and grant to them such Options as the Board determines to be appropriate.

3.3 Representations to Employees, Consultants, and Management Company Employees. Every instrument evidencing an Option granted to an Employee, Consultant or Management Company Employee shall contain a representation by the Company and the Optionee that the Optionee is a bona fide Employee, Consultant or Management Company Employee.

3.4 No Grants if Listed on NEX. The Board shall not grant any Options if the Shares are listed on the NEX Board of the TSX-V or the Company has been given notice that its listing will or might be transferred to NEX.

3.5 Terms of Option. The Board shall determine and specify in its resolution the number of Shares that should be placed under Option to each such Employee, Management Company Employee, Consultant, Officer or Director, the price per Share to be paid for such Shares upon the exercise of each such Option, and the period during which such Option may be exercised.

3.6 Written Agreement. Every Option shall be evidenced by a written agreement between the Company and the Optionee. If there is any inconsistency between the terms of the agreement and this Plan the terms of this Plan shall govern.

4. CONDITIONS GOVERNING THE GRANTING & EXERCISING OF OPTIONS

4.1 Agreements must specify Exercise Period and Price, Vesting and Number of Shares. In granting an Option, the Board must specify a particular time period or periods during which the Option may be exercised, the exercise price required to purchase the Shares subject to the Option and any vesting terms and conditions of the Option, including the number of Shares in respect of which the Option may be exercised during each such time period.

4.2 Minimum Exercise Price of Options. The exercise price of an Option shall not be less than the Market Price, less, if the Shares are listed on the TSX-V, the maximum discount permitted by the Exchange, at the time of granting the Option. If the Optionee is subject to the tax laws of the United States of America and owns (as determined in accordance with such laws) greater than 10% of the Shares at the time of granting of the Option the exercise price shall be at least 110% of the Market Price. If the Shares are listed on the TSX-V, no Options shall be granted which are exercisable at a price of less than $0.10 per Share.

4.3 Number of Shares subject to Option. The number of Shares reserved for issuance to an Optionee pursuant to an Option, together with all other stock options granted to the Optionee in the previous 12 months, shall not exceed, at the time of granting of the Option:

(a) 5% of the outstanding Shares, unless the Company has obtained disinterested shareholder approval or the Shares are listed on the TSX;

(b) 2% of the outstanding Shares, if the Optionee is a Consultant and the Shares are listed on the TSX-V; or

(c) 2% of the outstanding Shares (including all other Shares reserved for issuance to all Optionees providing investor relations services to the Company), if the Optionee is engaged in providing investor relations services to the Company and the Shares are listed on the TSX-V.

4.4 Vesting of Options. Subject to further vesting requirements required by the Board on granting of an Option, all Options shall vest and be exercisable on the following terms:

(a) If Optionee is Providing Investor Relations Services: If the Optionee is a Consultant providing investor relations services to the Company and the Shares are listed on the TSX-V, any Option granted to the Consultant must vest in stages over at least 12 months with no more than one quarter of the Option vesting in any three month period.

(b) If there is a Change of Control: If a Change of Control is agreed to by the Company or events which might lead to a Change of Control are commenced by third parties, all Options, subject to the Exchange's approval (if required), shall vest immediately and be fully exercisable notwithstanding the terms thereof. For the purposes hereof "Change of Control" shall mean:

(i) any transaction or series of related transactions as a result of which any person, entity or group acquires ownership, after the date of an Option, of at least 20% of the Shares and they or their representatives become a majority of the Board or assume control or direction over the management or day-to-day operations of the Company; or

(ii) an amalgamation, merger, arrangement, business combination, consolidation or other reorganization of the Company with another entity or the sale or disposition of all or substantially all of the assets of the Company, as a result of either of which the Company ceases to exist, be publicly traded or the management of the Company or Board do not comprise a majority of the management or a majority of the board of directors, respectively, of the resulting entity, and to permit Optionees to participate in any of the foregoing, the Board may make appropriate provision for the exercise of Options conditional upon the Shares so issued being taken-up and paid for pursuant to any of the foregoing.

Subject to the approval of the Exchange if the Optionee is a Consultant providing investor relations services for the Company, the Board may advance, at any time, the dates upon which any or all Options shall vest and become exercisable, regardless of the terms of vesting set out in this Plan or the agreement.

4.5 Exercise of Options if Specified Value Exceeds USD $100,000. If the Optionee is subject to the tax laws of the United States of America that part of any Option entitling the Optionee to purchase Shares having a value of USD $100,000 or less shall be treated as an 'Incentive Stock Option' under United States Internal Revenue Code (so that the Optionee may defer the payment of tax on such Shares until the year in which such Shares are disposed of by the Optionee). For the purposes hereof value is determined by multiplying the number of shares which are subject to the Option times the Market Price (at the time of granting of the Option). That part of any Option on Shares having a value in excess of USD $100,000 shall be treated as a non-qualifying stock option for the purposes of the Code and shall not entitle the Optionee to such tax deferral.

4.6 Expiry of Options. Each Option shall expire not later than 10 years from the day on which the Option is granted.

4.7 Expiry of Options during or immediately after Trading Blackout Periods. If an Option expires during, or within five trading days after, a Blackout Period then, notwithstanding Section 4.6 or the terms of the Option, the term of the Option shall be extended and the Option shall expire 10 trading days after the termination of the Blackout Period.

4.8 Death or Disability of Optionee. If an Optionee dies or suffers a Disability prior to the expiry of an Option, the Optionee's legal representatives, before the earlier of the expiry date of the Option and the first anniversary of the Optionee's death or Disability, may exercise that portion of an Option which has vested as at the date of death or Disability. For the purposes hereof "Disability" shall mean any inability of the Optionee arising due to medical reasons which the Board considers likely to permanently prevent or substantially impair Optionee being an Employee, Management Company Employee, Consultant, Officer or Director.

4.9 Cessation as an Optionee (With Cause). If an Optionee ceases to be a Director, Officer, Consultant, Employee or Management Company Employee by reason of termination or removal for cause any Option shall terminate immediately on such termination or removal and not be exercisable by the  Optionee unless otherwise determined by the Board.

4.10 Cessation as an Optionee (Without Cause). If an Optionee ceases to be any of a Director, Officer, Consultant, Employee or Management Company Employee for any reason except as provided in sections 4.8 or 4.9, any Option shall be exercisable to the extent that it has vested and was exercisable as at the date of such cessation, unless further vesting is permitted by the Board, and must terminate on the earlier of the expiry date of the Option and:

(a) the 90th day after the Optionee ceased to be any of a Director, Officer, Consultant, Employee or Management Company Employee, or such later date as may be reasonably determined by the Board; or

(b) if the Optionee is subject to the tax laws of the United States of America, the earlier of the 90th day and the third month after the Optionee ceased to be an Employee or Officer.

4.11 No Assignment of Options. No Option or any right thereunder or in respect thereof shall be transferable or assignable otherwise than by will or pursuant to the laws of succession except that, if permitted by the rules and policies of the Exchange, an Optionee shall have the right to assign any Option (other than an 'Incentive Stock Option' under United States Internal Revenue Code) to a corporation wholly-owned by them.

4.12 Restriction on Resale of Shares Issued on Exercise of an Option. Unless an Option is exercisable for a price equal to or above the Market Price at the time the Option is granted or the Shares are listed on the TSX, all Shares issued upon the exercise of the Option shall be subject to a four month hold period from the time the Option was exercised and, in accordance with the TSX-V's policies, the certificates representing such Shares shall be legended accordingly.

4.13 Notice of Exercise of an Option. Options shall be exercised only in accordance with the terms and conditions of the agreements under which they are respectively granted and shall be exercisable only by notice in writing to the Company.

4.14 Payment on Exercise of an Option. Options may be exercised in whole or in part at any time prior to their lapse or termination. Shares purchased by an Optionee on exercise of an Option shall be fully paid for in cash or by certified cheque, bank draft or money order at the time of their purchase.

4.15 Condition to Issuance of Shares. The Board may require, as a condition of the issuance of Shares or delivery of certificates representing such Shares upon the exercise of any Option and to ensure compliance with any applicable laws, regulations, rules, orders and requirements that the Optionee or the Optionee's heirs, executors or other legal representatives, as applicable, make such covenants, agreements and representations as the Board deems necessary or desirable.

4.16 Withholding or Deductions of Taxes. The Company may deduct, withhold or require an Optionee, as a condition of exercise of an Option, to withhold, pay, remit or reimburse any taxes or similar charges, which are required to be paid, remitted or withheld in connection with the exercise of any Option.

5. RESERVATION OF SHARES FOR OPTIONS

5.1 Sufficient Authorized Shares to be Reserved. Whenever the constating documents of the Company limit the number of authorized Shares, a sufficient number of Shares shall be reserved by the Board to satisfy the exercise of Options. Shares that were the subject of Options that have lapsed or terminated shall thereupon no longer be in reserve and may once again be subject to an Option.

5.2 Maximum Number of Shares to be Reserved Under Plan. The aggregate number of Shares which may be subject to issuance pursuant to Options shall be 1,000,000. If any Option expires or otherwise terminates for any reason without having been exercised in full, the number of Shares in respect of such expired or terminated Option shall again be available for the purposes of granting Options pursuant to this Plan.

5.3 Maximum Number of Shares Reserved for Insiders. All Options, together with all of the Company's other previously granted stock options, stock option plans, employee stock purchase plans or any other compensation or incentive mechanisms involving the issuance or potential issuance of Shares, shall not result, at the time of granting, in:

(a) the number of Shares reserved for issuance pursuant to Options granted to Insiders exceeding 10% of the Shares outstanding;

(b) the issuance to Insiders, within a one year period, of Shares totalling in excess of 10% of the Shares outstanding; or

(c) the issuance to any one individual, within a one year period, of Shares totalling in excess of 5% of the Shares outstanding,

unless the disinterested shareholders have approved thereof.

6. CAPITAL REORGANIZATIONS

6.1 Share Consolidation or Subdivision. If the Shares are at any time subdivided or consolidated, the number of Shares reserved for Options shall be similarly increased or decreased and the price payable for any Shares that are then subject to issuance shall be decreased or increased proportionately, as the case may require, so that upon exercising each Option the same proportionate shareholdings at the same aggregate purchase price shall be acquired after such subdivision or consolidation as would have been acquired before.

6.2 Stock Dividend. If the Shares are at any time changed as a result of the declaration of a stock dividend thereon, the number of Shares reserved for Options and the price payable for any Shares that are then subject to issuance may be adjusted by the Board to such extent as they deem proper in their absolute discretion.

6.3 No Fractional Shares. No adjustment made pursuant to this Part shall require the Company to issue a fraction of a Share and any fractions of a Share shall be rounded up or down to the nearest whole number, with one-half a Share being rounded up to one Share.

6.4 No Adjustment for Cash Dividends or Rights Offerings. No adjustment shall be made to any Option pursuant to this Part in respect of the payment of any cash dividend or the distribution to the shareholders of the Company of any rights to acquire Shares or other securities of the Company.

7. EXCHANGE'S RULES & POLICIES GOVERN & APPLICABLE LAW

7.1 Exchange's Rules and Policies Apply. This Plan and the granting and exercise of any Options are also subject to such other terms and conditions as are set out in the rules and policies on stock options of the Exchange and any securities commission having authority and such rules and policies shall be deemed to be incorporated into and become a part of this Plan. If there is an inconsistency between the provisions of such rules and policies and of this Plan, the provisions of such rules and policies shall govern.

7.2 Compliance With Applicable Laws. Notwithstanding anything herein to the contrary, the Company shall not be obliged to cause any Shares to be issued or certificates evidencing Shares to be delivered pursuant to this Plan, where issuance and delivery is not, or would result in the Company not, being in compliance with all applicable laws, regulations, rules, orders of governmental or regulatory authorities and the requirements of the Exchange. If any provision of this Plan, any Option or any agreement entered into pursuant to this Plan contravenes any applicable law, rule, regulation or order, or any policy, bylaw or regulation of the Exchange or any regulatory body having authority over the Company or this Plan, such provision shall be deemed to be amended to the extent required to bring such provision into compliance therewith, but the Company shall not be responsible to pay and shall not incur any penalty, liability or further obligation in connection therewith.

7.3 No Obligation to File Prospectus. The Company shall not be liable to compensate any Optionee and in no event shall it be obliged to take any action, including the filing of any prospectus, registration statement or similar document, in order to permit the issuance and delivery of any Shares upon the exercise of any Option in order to comply with any applicable laws, regulations, rules, orders or requirements of any securities regulatory authority.

7.4 Governing Law. This Plan shall be governed by, and construed in accordance with, the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

8. AMENDMENT OF PLAN & OPTIONS

8.1 Board May Amend Plan or Options. The Board may amend or terminate this Plan or any Options but no such amendment or termination, except with the written consent of the Optionees concerned or unless required to make this Plan or the Options comply with the rules and policies of the Exchange, shall affect the terms and conditions of Options which have not then been exercised or terminated.

8.2 Shareholder Approval. The approval of disinterested shareholders for an amendment to this Plan or any Option shall be required in respect of Options granted to Insiders involving:

(a) a reduction of the exercise price, including a reduction effected by cancelling an existing Option and granting a new Option exercisable at a lower price within the subsequent one year period, if the Shares are listed on the TSX-V, or three month period, if the Shares are listed on the TSX; or

(b) an extension of the exercise period, if the Shares are listed on the TSX, unless the extension arises from a Blackout Period.

Approval by all holders of Shares, whether the holders are disinterested shareholders or not, is required for: an increase in the number of Shares, or percentage of the outstanding Shares, reserved for issuance under this Plan; or

(a) a change from a fixed number to a fixed percentage of the outstanding Shares, or from a fixed percentage to a fixed number, in the number of Shares reserved for issuance under this Plan.

No approval by any holders of Shares is required for:

(a) an amendment to comply with applicable law or rules of the Exchange or of a 'housekeeping' nature required to correct typographical and similar errors;

(b) a change to the vesting provisions;

(c) a change to the termination provisions, other than an extension of an Option to a new expiry date that falls outside the maximum term currently permitted by this Plan when the Option was first granted; and

(d) a reduction of the exercise price of an Option, including a reduction effected by cancelling an existing Option and granting a new Option exercisable at a lower price, or an extension of the exercise period, if the Optionee is not an Insider.

8.3 Exchange Approval Required. Any amendment to this Plan or Options shall not become effective until such amendments have been accepted for filing by the Exchange.

9. PLAN DOES NOT AFFECT OTHER COMPENSATION PLANS

9.1 Other Plans Not Affected. This Plan shall not in any way affect the policies or decisions of the Board in relation to the remuneration of Directors, Officers, Consultants, Employees and Management Company Employee.

10. OPTIONEE'S RIGHTS AS A SHAREHOLDER

10.1 No Rights Until Option Exercised. An Optionee shall be entitled to the rights pertaining to share ownership, such as to dividends, only with respect to Shares that have been fully paid for and issued to the Optionee upon exercise of an Option.

11. EFFECTIVE DATE & EXPIRY OF PLAN

11.1 Effective Date. This Plan has been adopted by the Board subject to the approval of the Exchange and if so approved, subject to the discretion of the Board, the Plan shall become effective upon such approvals being obtained. Thereafter this Plan shall be approved by the holders of the Shares annually, if the Shares are listed on the TSX-V, or tri-annually, if the Shares are listed on the TSX. If such annual approvals are not obtained, Options may no longer be granted. Options may be granted, but cannot be exercised, prior to the receipt of such approvals.

11.2 Termination. This Plan shall terminate upon a resolution to that effect being passed by the Board. Any Options shall continue to be exercisable according to their terms after the termination of this Plan.

ADDENDUM

Terms of Grant of Options to Employees Subject to Taxation in the United States

U.S. SUB-PLAN TO

DESTINY MEDIA TECHNOLOGIES INC.

2022 STOCK OPTION PLAN

1. PURPOSE

The Board of the Company established the Plan for a framework to aid the Company in attracting and retaining the best available individuals for positions of substantial responsibility, and to promote the success of the Company's and affiliate's business by aligning the financial interests of individuals providing services to the Company and affiliates with long-term shareholder value.

The Board determined that it was necessary and desirable to establish a sub-plan of the Plan for the purpose of granting Options to Eligible Persons who are subject to taxation in the United States (i.e., income tax, social security and/or withholding tax ("U.S. Participants")), with such Options qualifying as either Incentive Stock Options or Non-Statutory Stock Options within the meaning of Section 422 of the Code. The terms of the Plan, as amended from time to time, shall, subject to the provisions hereof, constitute this U.S. Sub-Plan of the Plan (this "U.S. Sub-Plan"). This U.S. Sub-Plan supplements, and shall be read in conjunction with the Plan, and is subject to the terms and conditions of the Plan; provided, that to the extent that the terms and conditions of the Plan differ from or conflict with the terms or conditions of this U.S. Sub-Plan, the terms and conditions of this U.S. Sub-Plan shall prevail.

2. INTERPRETATION

For the purposes of this U.S. Sub-Plan, the definitions set out in the Plan shall apply to this U.S. Sub-Plan as such definitions apply to the Plan and in addition the following terms shall have the following meanings (unless the context requires otherwise):

2.1 "Beneficiary" means the legal representatives of the U.S. Participant's estate entitled by will or the laws of descent and distribution to receive the benefits under a U.S. Participant's Option upon a U.S. Participant's death, provided that, if and to the extent authorized by the Board, a U.S. Participant may be permitted to designate a Beneficiary by separate written designation hereunder, in which case the "Beneficiary" instead will be the person, persons, trust or trusts (if any are then surviving) which have been designated by the U.S. Participant in his or her most recent written beneficiary designation filed with the Board to receive the benefits specified under the U.S. Participant's Option upon such U.S. Participant's death. Unless otherwise determined by the Board, any designation of a Beneficiary other than a U.S. Participant's spouse shall be subject to the written consent of such spouse.

2.2 "Code" means the United States Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation, and regulations thereto.

2.3 "Date of Grant" means, with respect to Non-Statutory Stock Options, the date specified in Treasury Regulation Section 1.409A-1(b)(5)(vi)(B) and with respect to Incentive Stock Options, the date specified in Treasury Regulation Section 1.422-1(c).

2.4 "Employee" has the meaning specified in Section 3.1.1.

2.5 "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.

2.6 "Fair Market Value" means the value of a Share determined according to the following rules:

(a) If the Share is not at the time listed or admitted to trading with an established securities market, then Fair Market Value shall be determined in good faith by the Board, which may take into consideration (i) the price paid for the Share in the most recent trade of a substantial number of Shares known to the Board to have occurred at arm's length between willing and knowledgeable investors, (ii) an appraisal by an independent party, or (iii) any other method of valuation undertaken in good faith by the Board, or some or all of the above as the Board shall in its discretion elect; or

(b) If the Share is at the time listed or admitted to trading with an established securities market, then Fair Market Value shall mean the closing price of the Company's Share on such established securities market for the last trading day before the Date of Grant of such Option.

2.7 "Incentive Stock Option" means an Option intended to be (as set forth in the Grant Letter) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

2.8 "Non-Statutory Stock Option" means an Option not intended to be (as set forth in the Grant Letter) or which does not qualify as an Incentive Stock Option.

2.9 "Qualified Member" means a member of the Board who is a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Exchange Act.

2.10 "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to U.S. Participants, promulgated by the U.S. Securities and Exchange Commission under Section 16 of the Exchange Act.

2.11 "Securities Act" means the U.S. Securities Exchange Act of 1933, as amended.

2.12 "Subsidiary" means a corporation, company, partnership or other form of business organization of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent or more of the total combined voting power of all classes of stock or other form of equity ownership or has a significant financial interest, as determined by the Board.

2.13 "Ten Percent Shareholder" means a person who, at the time an Option is granted to such person, owns shares possessing more than ten percent (10%) of the total combined voting power (as defined under applicable U.S. law and after application of the attribution rules of Section 424(d) of the Code) of all classes of shares of the Company or any ISO Subsidiary within the meaning of Section 422(b)(6) of the Code.

3. TERMS

Incentive Stock Options and Non-Statutory Stock Options shall be governed by the terms of the Plan to the extent not otherwise provided for in this U.S. Sub-Plan.

3.1 Eligibility and Certain Option Limitations.

3.1.1 Eligibility.  Non-Statutory Stock Options may be granted under the U.S. Sub-Plan only to an U.S. Participant who is (i) an employee of the Company or any Subsidiary, which term shall include any common-law employee as well as any person whom the Company or Subsidiary classifies as an employee (including any officer who is an employee) for employment tax purposes (whether or not such classification is correct), and any person who has been offered employment by the Company or a Subsidiary, provided that such prospective employee may not receive any payment or exercise any right relating to an Option until such person has commenced employment with the Company or Subsidiary (each, an "employee"), (ii) a non-employee executive officer or non-employee director of the Company or Subsidiary, or (iii) a consultant, advisor or other independent contractor of the Company or Subsidiary. Incentive Stock Options may be granted only to an U.S. Participant who is an employee (as determined under the statutory option rules of Section 421 et seq. of the Code) of the Company or of a "parent corporation" or "subsidiary corporation" (as those terms are defined in Section 424 of the Code and such subsidiary being an "ISO Subsidiary") with respect to the Company. A person shall not cease to be an employee in the case of (i) any military, sick leave or other bona fide leave of absence approved by the Company or (ii) transfers between locations of the Company or between or among the Company, and its Subsidiaries, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If the period of leave exceeds ninety (90) days and reemployment upon expiration of such leave is not so guaranteed, any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option on the 180th day following the first day of such leave and shall thereafter be treated for tax purposes as a Non-Statutory Stock Option. Neither service as a director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company for purposes of the U.S. Plan.

3.1.2 Term of Options. (a) The Board shall determine the term of each Option, provided that in no event shall any Option be exercisable after the expiration of ten (10) years after the effective Date of Grant of such Option and (b) no Incentive Stock Option granted to a Ten Percent Shareholder shall expire later than five years from its Date of Grant.

3.1.3 Exercise Price. The exercise price per share for an Option shall be determined by the Board; provided that such exercise price shall be not less than the Fair Market Value of a Share on the effective Date of Grant of the Option. No Incentive Stock Option granted to a Ten Percent Shareholder shall have an exercise price per share less than one-hundred ten percent (110%) of the Fair Market Value of a Share on the effective Date of Grant of the Option.

3.1.4 Exercise Payment. Shares purchased upon the exercise of an Option granted under the Plan shall be paid for in cash or by check payable to the order of the Company.

3.1.5 Exercise Restrictions. The exercise restrictions in Section 4 of the Plan shall apply to the extent allowed under U.S. federal or state law.

3.1.6 Adjustments. Notwithstanding any provision in Section 5 of the Plan, no adjustment shall be made to the terms or conditions of an Option under the terms of the Plan unless the adjustment would not otherwise cause adverse tax consequences to the Optionee under Code Section 409A or result in the loss of Incentive Stock Option status under Code Section 424 (without the Optionee's consent).

3.1.7 Limits on Transferability. An Option shall not be assignable or transferable by the U.S. Participant except by will or by the laws of descent and distribution.  During the life of the U.S. Participant, an Option shall be exercisable only by him, by a conservator or guardian duly appointed for him by reason of his incapacity or by the person appointed by the U.S. Participant in a durable power of attorney acceptable to the Company's counsel.  Notwithstanding the preceding sentences, the Board may in its discretion permit the U.S. Participant of a Non-Statutory Stock Option to transfer the Non-Statutory Stock Option to a member of the Immediate Family (as defined below) of the U.S. Participant, to a trust solely for the benefit of the U.S. Participant and the U.S. Participant's Immediate Family or to a partnership or limited liability company whose only partners or members are the U.S. Participant and members of the U.S. Participant's Immediate Family.  "Immediate Family" shall mean, with respect to any U.S. Participant, the U.S. Participant's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and shall include adoptive relationships.

3.1.8 No Rights as Shareholder. A U.S. Participant shall have no rights as a stockholder with respect to any Shares covered by an Option until the date of issuance of a stock certificate to him or her for the Shares. With respect to Option grants, U.S. Participants shall not receive, either directly or indirectly, any dividend payment for dividends accrued on Underlying Shares.

3.2 Incentive Stock Options.

The following provisions shall control any grants of Options that are denominated as Incentive Stock Options.

3.2.1 Grant of Incentive Stock Options.  Each Option that is intended to be an Incentive Stock Option must be designated in the Option Agreement as an Incentive Stock Option, provided that any Option designated as an Incentive Stock Option will be a Non-Statutory Stock Option to the extent the Option fails to meet the requirements of Code Section 422.

3.2.2 Maximum ISO Limit. The maximum aggregate number of Shares that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed 250,000 Shares (the "ISO Share Limit") (subject to adjustment as provided in section 5 of the Plan), and shall be determined to the extent required under the Code, by reducing the number of Shares designated under the Plan by the number of Shares issued pursuant to Options, provided that any Shares that are subject to Options issued under the Plan and forfeited back to the Plan before an issuance of Shares shall be available for issuance pursuant to future ISO Options. The maximum aggregate number of Shares that may be issued under the Plan pursuant to all Options other than Incentive Stock Options shall not be limited and shall be in accordance with the Plan.

3.2.3 Exercise Limitation. To the extent that Options that are intended to qualify as Incentive Stock Options (granted under all Shares plans of the Company, including the Plan) become exercisable by a U.S. Participant for the first time during any calendar year for Shares having a Fair Market Value greater than one-hundred thousand dollars ($100,000), the portion of such Options which exceed such amount shall be treated as Non-Statutory Stock Options. For purposes of this Section 3.2.3, Options intended to qualify as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of Shares shall be determined as of the time the option with respect to such Shares is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Non-Statutory Stock Option in part by reason of the limitation set forth in this Section, the U.S. Participant may designate which portion of such Option the U.S. Participant is exercising. In the absence of such designation, the U.S. Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise of the Option, Shares issued pursuant to each such portion shall be separately identified.

3.2.4 Post-Termination Exercise. An Incentive Stock Option shall remain exercisable following a termination of employment (including Retirement) from the Company or an ISO Subsidiary, to the extent the Employee was entitled to exercise such Option at the date of termination of employment, only until the expiration of (A) three months after the termination of employment from the Company and an ISO Subsidiary for any reason, including any change in a U.S. Participant's engagement status between Employee and a consultant, but other than his or her death or disability (within the meaning of Code Section 22(e)(3)), and (B) one year after the termination of employment from the Company and any ISO Subsidiary on account of his or her death or disability (as defined above). In the case of the death of the U.S. Participant, the Option may be exercised by the U.S. Participant's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. If such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option, such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Statutory Stock Option on the day three months and one day following a termination of employment from the Company and any ISO Subsidiary on account of disability.  The Administrator shall be permitted to extend any of the periods stated in Sections 10.1-10.3 of the Plan only to the extent such extension is compliant with the Code and any applicable any federal or state law, rule or regulation.

3.2.5. Modification. If an Incentive Stock Option is modified, extended or renewed (within the meaning of Code Section 424(h)), such Option will thereupon cease to be treated as an Incentive Stock Option

3.2.6 Notice of Disposition. The U.S. Participant shall give the Company prompt notice of any disposition of Shares acquired by exercise of an Incentive Stock Option within (a) two (2) years from the Date of Grant of such Incentive Stock Option or (b) one (1) year after the transfer of such Shares to the U.S. Participant.

4. ADMINISTRATION OF U.S. SUB-PLAN

4.1 Manner of Exercise of Board Authority. At any time that a member of the Board is not a Qualified Member, any action of the Board relating to an Option intended to be covered by an exemption under Rule 16b-3 under the Exchange Act may be taken by a committee or subcommittee, designated as the "U.S. Sub-Committee," composed solely of two or more Qualified Members or may be taken by the Board or the U.S. Sub-Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action, provided that, upon such abstention or recusal, the Board or U.S. Sub-Committee remains composed of at least two or more Qualified Members. Such action, authorized by the U.S. Sub-Committee or by the Board upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Board for purposes of the Plan. The express grant of any specific power to the Board, and the taking of any action by the Board, shall not be construed as limiting any power or authority of the Board. To the fullest extent authorized under applicable law, the Board may delegate to officers or managers of the Company or any affiliate, or committees thereof, the authority, subject to such terms as the Board shall determine, to perform such functions, including administrative functions, as the Board may determine, to the extent that such delegation will not cause Options intended to qualify for an exemption under Rule 16b-3 under the Exchange Act to fail to so qualify.

4.2 Exemptions from Section 16(b) Liability. With respect to a U.S. Participant who is then subject to the reporting requirements of Section 16(a) of the Exchange Act in respect of the Company, the Board shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction with respect to such a U.S. Participant is exempt under Rule 16b-3 (or satisfies another exemption under Section 16(b)), except that this provision shall not limit sales by such a U.S. Participant, and such a U.S. Participant may engage in other non-exempt transactions with respect to shares delivered under the Plan.

4.3 Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Board, postpone the issuance or delivery of Shares until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation or listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other securities of the Company are listed or quoted, as the Board may consider appropriate, and may require any U.S. Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of in compliance with applicable laws, rules, and regulations or listing requirements.  Specifically, in connection with the Securities Act, upon the exercise of any Option, the Company shall not be required to issue shares unless the Board has received evidence satisfactory to it to the effect that the U.S. Participant will not transfer the shares except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required.  Any determination in this connection by the Board shall be conclusive.  The Company shall not be obligated to take any other affirmative action in order to issue any shares upon the exercise of any Option to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable state securities laws/ any applicable securities laws.

5. TAX PROVISIONS

5.1 Section 409A Compliance. The Company intends that Options granted pursuant to the Plan to U.S. Participants be exempt from or comply with Section 409A of the Code (including any amendments or replacements of such section), and the Plan shall be so construed. Notwithstanding other provisions of this U.S. Sub-Plan or any Grant Letters hereunder, unless otherwise determined by the Board in its sole and absolute discretion, no Option shall be granted, deferred, accelerated, extended, settled, paid out or modified under this U.S. Sub-Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a U.S. Participant. In the event that it is reasonably determined by the Board that, as a result of Section 409A of the Code, payments in respect of any Option under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Grant Letter, as the case may be, without causing the U.S. Participant holding such Option to be subject to taxation under Section 409A of the Code, including as a result of the fact that the U.S. Participant is a "specified employee" under Section 409A of the Code, the Company will make such payment on the first day that would not result in the U.S. Participant incurring any tax liability under Section 409A of the Code. The Company shall use commercially reasonable efforts to implement the provisions of this Section 5.1 in good faith; provided, that neither the Company, the Board nor any of the Company's employees, directors or representatives shall have any liability to U.S. Participants with respect to this Section 5.1. Without limiting the foregoing, unless otherwise determined by the Board in its sole and absolute discretion, the terms of Section 5 of the Plan as they relate to U.S. Participants shall be subject to the requirements and limitations of Section 409A of the Code. Notwithstanding any provision of the Plan to the contrary, in the event that following such effective date the Board determines that any Option may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after such effective date), the Board may adopt such amendments to the Plan and the applicable Grant Letter or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (a) exempt the Option from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Option, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

5.2 Withholding Taxes. To the extent required by law, the Company may withhold or cause to be withheld income and other taxes with respect to any income recognized by a U.S. Participant by reason of the exercise of an Option, and as a condition to the receipt of any Option the U.S. Participant shall agree that if the amount payable to him or her by the Company or any affiliate employing the U.S. Participant in the ordinary course is insufficient to pay such taxes, then the U.S. Participant shall upon the request of the Company pay to the Company an amount sufficient to satisfy its tax.

6. LIMITATION ON RIGHTS CONFERRED UNDER U.S. SUB-PLAN

Neither this U.S. Sub-Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or U.S. Participant the right to continue as an Eligible Person or U.S. Participant or in the employee or service of the Company or a Subsidiary or affiliate, (ii) interfering in any way with the right of the Company or a Subsidiary or affiliate to terminate any Eligible Person's or U.S. Participant's employment or service at any time, (iii) giving an Eligible Person or U.S. Participant any claim to be granted any Option under the Plan or to be treated uniformly with other U.S. Participants and employees, or (iv) conferring on a U.S. Participant any of the rights of a shareholder of the Company unless and until the U.S. Participant is duly issued or transferred Shares in accordance with the terms of an Option, or an Option is duly exercised is settled. Except as expressly provided in this U.S. Sub-Plan and a Grant Letter, neither this U.S. Sub-Plan nor any Grant Letter shall confer on any person other than the Company and the U.S. Participant any rights or remedies thereunder.

7. AUTHORIZATION OF SUB-PLAN

7.1 Effectiveness. This U.S. Sub-Plan shall become effective upon its adoption by the Board (the "Effective Date"). It shall continue in effect for a term of ten years from such date or from the date of its approval by the Shareholders, whichever is earlier, unless sooner terminated under the terms of the Plan.  The Board may at any time amend the Plan; provided, however, that if Incentive Stock Options are granted under the Plan, without approval of the Company's shareholders there shall be no:  (a) increase in the total number of Shares available to be issued as Incentive Stock Options, except by operation of the provisions of Section 5 of the Plan and Section 3.1.6 of this U.S. Sub-Plan or (b) change in the class of persons eligible to receive Incentive Stock Options under the Plan; and provided, further, that there shall be no other change in the Plan that requires shareholder approval under applicable law unless such approval is obtained.  Except as otherwise provided in the Plan or an Option agreement, no amendment shall adversely affect outstanding Options without the consent of the U.S. Participant.  The Plan may be terminated at any time by action of the Board, but any such termination will not terminate Options then outstanding, without the consent of the U.S. Participant.

7.2 Shareholder Approval. Continuance of the Plan and this U.S. Sub-Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan and this U.S. Sub-Plan are adopted.  Any Incentive Stock Options granted under this U.S. Sub-Plan before shareholder approval is obtained must be rescinded if shareholder approval is not obtained within twelve (12) months before or after the Plan and this U.S. Sub-Plan are adopted.

7.3 Non-exclusivity of the Plan. Neither the adoption of this U.S. Sub-Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan or this U.S. Sub-Plan, as it may deem desirable, and such other arrangements may be either applicable generally or only in specific cases.

8. GOVERNING LAW

This U.S. Sub-Plan shall in all respects be governed by and be construed in accordance with the laws of the State of Nevada, without giving effect to the principals of conflicts of laws, and applicable provisions of U.S. federal law. The state and federal courts located within the State of Nevada shall have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this U.S. Sub-Plan and accordingly any proceedings, suit or action arising out of this U.S. Sub-Plan shall be brought in such courts.

DESTINY MEDIA TECHNOLOGIES, INC.
PO BOX 48253 BENTALL
VANCOUVER, BC, V7X 1A1
CANADA

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**DESTINY MEDIA TECHNOLOGIES, INC.**

| Nominee | For | Withhold |
|---|---|---|
| 1A. Frederick Vandenberg | ☐ | ☐ |
| 1B. Hyonmyong Cho | ☐ | ☐ |
| 1C. S. Jay Graber | ☐ | ☐ |
| 1D. David Summers | ☐ | ☐ |
| 1E. David Mossberg | ☐ | ☐ |

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D63908-P65037

**DESTINY MEDIA TECHNOLOGIES, INC.**
**Annual General Meeting of Stockholders**
**To be held on FEBRUARY 18, 2022**
**at 10:00 AM (PACIFIC STANDARD TIME)**
**This proxy is solicited by the Board of Directors**

The stockholder(s) hereby appoint(s) Frederick Vandenberg and/or Samuel Ritchie each of them, the true and lawful attorneys and proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, all the shares of Common Stock of DESTINY MEDIA TECHNOLOGIES, INC. that the stockholder(s) is/are entitled to vote at the Annual General Meeting of Stockholders to be held at 10:00 AM, (PACIFIC STANDARD TIME) on February 18, 2022, at the offices of Miller Thomson at 725 Granville Street, Suite 400, Vancouver, BC V7Y 1G5 Canada, and any adjournment or postponement thereof, as designated on the reverse side of this ballot, and with discretionary authority to vote as to any matters that may properly come before the meeting.

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